                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 17, 2000
                                                  ------------------------------

                          TRIQUINT SEMICONDUCTOR, INC.
--------------------------------------------------------------------------------
           (Exact Name of the Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-22660                                95-3654013
-----------------------------------    -----------------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)

              2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                (Zip Code)

                                 (503) 615-9000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.         OTHER EVENTS.

         On February 17, 2000, TriQuint Semiconductor, Inc. announced that it had sold $300 million of subordinated convertible notes to qualified institutional investors in a private placement. A copy of TriQuint's press release is attached hereto.

Item 7          FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits


                      Exhibit
                       Number                          Description
                       ------                          -----------
                        99.1          Press release dated February 17, 2000 of
                                      TriQuint Semiconductor, Inc.


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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 18, 2000           TRIQUINT SEMICONDUCTOR, INC.


                                    By:  /s/ Steven J. Sharp
                                         ---------------------------------------
                                         President, Chief Executive Officer and
                                         Chairman of the Board of Directors

                          TRIQUINT SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS


                      Exhibit
                       Number                    Description
                       ------                    -----------
                        99.1           Press release dated February 17, 2000 of
                                       TriQuint Semiconductor, Inc.


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